UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number       811-21705
                                                     ---------------------

                    Nuveen Tax-Advantaged Floating Rate Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT July 31, 2005

Nuveen Investments
Closed-End
Exchange-Traded
Funds

        NUVEEN
TAX-ADVANTAGED
 FLOATING RATE
          FUND
           JFP


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OPPORTUNITIES FOR TAX-ADVANTAGED MONTHLY INCOME FROM A PORTFOLIO CONSISTING
PREDOMINANTLY OF ADJUSTABLE RATE PREFERRED SECURITIES

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
      LETTER TO SHAREHOLDERS

On behalf of all of us at Nuveen Investments, I'd like to use this first shareholder report of the Nuveen Tax-Advantaged Floating Rate Fund (JFP) to welcome each of you to the growing family of Nuveen investors. We're pleased and proud that you have chosen Nuveen Investments as a part of your investment program, and I am grateful for this opportunity to thank you directly.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.

CALLOUT:
"OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SOLUTIONS AND SERVICES THAT CAN HELP YOU SECURE YOUR LONG-TERM FINANCIAL GOALS."


Because JFP came to market in March 2005, this "annual" report really covers only the first few months of the Fund's operations. While it's too early to make any long-term observations about JFP, we do believe the Fund is off to a favorable start and we are working to position it to meet its objectives. For details on the steps we've been taking to bring this about, I encourage you to read the Portfolio Managers' Comments and review the Performance Overview pages that immediately follow this letter.

I also urge you to consider receiving future Fund reports and other Fund information faster by using e-mails and the internet. Sign up is quick and easy
- see the inside front cover of this report for step-by-step instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its Nuveen shares to Nuveen Investments or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

Again, thank you for the confidence you have shown in Nuveen Investments. We look forward to reporting on the performance of your Fund in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 2005

Nuveen Tax-Advantaged Floating Rate Fund (JFP)

Portfolio Managers'
        COMMENTS



The Nuveen Tax-Advantaged Floating Rate Fund features portfolio management by a team of specialists at Spectrum Asset Management, Inc., an affiliate of Principal Capital(SM). Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 70 years of combined experience in the securities markets, lead the team. Here Mark, Bernie and Phil talk about their management strategy and the performance of the Fund from its inception in March 2005 through July 31, 2005.



WHAT WERE THE GENERAL MARKET CONDITIONS OVER THE PERIOD FROM THE FUND'S INCEPTION THROUGH JULY 31, 2005?

General economic conditions over this four-month period perhaps can be best characterized by paraphrasing the minutes of the June 2005 meeting of the Federal Reserve's Open Market Committee. At that meeting, the Fed stated that although energy prices had continued to rise, the U.S. economic expansion remained firm and U.S. labor market conditions continued to improve gradually. The Fed also noted that pressures for increased inflation were present, but longer term inflation expectations remained, in their view, well contained.

In his July 2005 testimony to Congress, Fed Chairman Alan Greenspan reemphasized that with the U.S. economy on a strong and sustainable growth path, there was a need to remain vigilant against shorter-term inflationary pressures. In August 2005 (shortly after the end of this reporting period), the Fed's Open Market Committee raised the Federal Funds Rate to 3.5%, the third 0.25% raise in this widely-followed benchmark since the Fund's March 2005 inception.

We expect that, over time, preferred stocks issued by so-called "middle market" banks will be a major source of investment opportunities for the Fund. (Small- to mid-sized banking companies often have limited access to the capital markets for the issuance of preferred stock or similar securities, and therefore generally pay attractive rates when they do issue such securities.) Although we saw signs during this period that such banks would be increasing their issuance of floating rate preferred stocks, the pace of this new issuance was tempered by several factors, including:

o The Federal Reserve's extension to 2009 from 2007 of the effective date for new capital rules that will likely make traditional forms of financing less attractive to banks and bank holding companies, and make the issuance of non-cumulative preferred stock a more efficient financing option.

o The longer-than-expected learning curve for many potential issuers concerning the features and benefits of this relatively new type of core capital security.

o Concerns among some potential issuers that rising shorter-term rates could unacceptably increase their financing expenses if they were to issue adjustable-rate preferred stock.

Despite these factors, we believe that the overall tone of the broad preferred market during this period was very constructive for both issuers and investors. In our opinion, one reason for this productive environment was the refinement of a Moody's guide that gives users a well defined set of guidelines to compare the equity characteristics of common stock with those of preferred stock and hybrid preferred securities - ultimately leading to more equity credit available via preferred securities than there has been in the past.

The prospect of more equity credit at an affordable and non-dilutive premium fostered an active environment among larger financial institutions for the issuance of Dividend Received Deduction (DRD) and Qualified Dividend Income
(QDI) securities, which helped us offset the slower-than-expected pace of middle market bank preferred stock issuance. Indeed, the second quarter brought $4.2 billion in preferred stock issuance from the larger financial institutions - the strongest issuance pace in over a decade. Notably, about $1.8 billion of this issuance was in LIBOR floating rate perpetual preferred stock, which was an additional source of supply during the Fund's initial investment period.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE INITIAL INVESTING PERIOD BETWEEN THE FUND'S INCEPTION IN MARCH AND JULY 31, 2005?

Our main goal during this initial reporting period was to achieve a fully-invested position, which we were essentially able to accomplish by July 31, 2005. As of the end of the reporting period, 95% of the Fund's portfolio was invested in either floating rate instruments or their functional equivalents, along with a small allocation to higher income fixed rate preferred issues. The overall effective portfolio duration was 0.90 years.

Given the slower pace of middle market bank preferred stock issuance during this initial four-month period, we achieved a fully-invested position by purchasing more issues from larger, higher-quality financial services firms than we originally anticipated. Generally, these securities carry lower yields than equivalent middle market bank preferred stock due to their higher credit quality. It is our intention to switch these larger institution securities for the preferred stock of middle market banks as more issuance from these banks becomes available. Ultimately, we would like to have 60% - 65% of the Fund's portfolio invested in preferred securities issued by middle market banks.

In seeking appropriate investments, we worked closely with a number of firms, including Sandler O'Neill; Keefe, Bruyette and Woods; First Tennessee and Bear Stearns, to encourage middle market banks to issue preferred stock. As of July 31, 2005, all of these firms had been successful in engaging issuers and bidding transactions that have led to investments by the Fund.

Given the dividend and interest expense concerns of many potential issuers in a rising short-term rate environment, we invested some of the Fund's assets in fixed-rate DRD or QDI securities. We then used interest rate swaps to effectively convert fixed-rate issues into floating-rate investments suitable for the Fund.

WHAT CAN YOU SAY ABOUT THE PERFORMANCE OF THE FUND OVER THIS INITIAL PERIOD?

While technically this is an "annual" report, JFP was introduced in March 2005. For the period between the Fund's inception and the July 31, 2005 end of its initial fiscal year the Fund provided a total return on net asset value of -0.08%. While we do not believe this initial period was long enough to produce any meaningful performance results or trends, the Fund's total return over this time shows the effects of a general softening of bond prices toward the end of the period. It also reflects the offering costs of the Fund's FundPreferredTM shares.

We look forward to discussing the performance of this Fund in the next shareholder report.

Distribution and Share Price
        INFORMATION


The Fund uses leverage to provide opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates the Fund pays its FundPreferred shareholders. During periods of low short-term rates, a leveraged Fund generally pays lower dividends to its FundPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, the Funds' borrowing costs also rise. While leveraging can still provide benefits for common shareholders when short-term rates rise, the extent of the benefit will be tied to the rates the Fund is receiving from the adjustable rate securities in its portfolio.

Helped in part by this leveraging, the Fund declared its first monthly distribution of $0.0655 per common share in May 2005. The Fund maintained a stable monthly common share distribution through July 31, 2005.

It is the Fund's policy to seek to pay dividends that are relatively stable from month to month, and that reflect the Fund's past results and projected future performance. During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders.

As noted earlier, during the Fund's initial investment period we purchased more securities issued by larger, higher-quality financial institutions than we originally anticipated. These securities generally had lower yields than the issues from middle market banks we were looking to purchase. The Fund did not adjust its monthly distribution rate as short-term rates increased over the course of the four-month period due in part to the modest shortfall in anticipated income when compared with the initial monthly distribution level established by the Fund. As of July 31, 2005, the Fund had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

As of July 31, 2005, the Fund was trading at a share price discount of -4.96% to its net asset value per share. This compares with an average share price premium of +0.34% for the period from the Fund's inception through the end of this initial reporting period.

Nuveen Tax-Advantaged Floating Rate Fund
JFP

Performance
     OVERVIEW  As of July 31, 2005


Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
$25 Par (or similar) Preferred Securities       70.9%
Capital Preferred Securities                    24.1%
Repurchase Agreements                            5.0%

Bar Chart:
2005 MONTHLY DISTRIBUTIONS PER SHARE
May                           0.0655
Jun                           0.0655
Jul                           0.0655

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/28/05                       15
                              15
                              15
                              14.95
                              15
                              14.96
                              14.95
                              14.97
                              14.98
                              15.01
                              15.01
                              15.01
                              15.01
                              15
                              15.05
                              15
                              15.02
                              14.99
                              15
                              14.99
                              14.97
                              14.93
                              14.9
                              14.85
                              14.78
                              14.78
                              14.53
                              14.55
                              14.6
                              14.58
                              14.54
                              14.51
                              14.48
                              14.48
                              14.5
                              14.43
                              14.6
                              14.62
                              14.57
                              14.52
                              14.55
                              14.5
                              14.51
                              14.46
                              14.45
                              14.42
                              14.51
                              14.4
                              14.45
                              14.35
                              14.15
                              14.3
                              14.4
                              14.38
                              14.4
                              14.25
                              14.1
                              14.05
                              14.15
                              14
                              13.86
                              13.75
                              13.8
                              13.5
                              13.25
                              13.31
                              13.21
                              13.17
                              13.39
                              13.43
                              13.49
                              13.41
                              13.32
                              13.4
                              13.46
                              13.59
                              13.65
                              13.5
                              13.58
                              13.5
                              13.52
                              13.6
                              13.54
                              13.41
                              13.35
                              13.49
                              13.55
                              13.49
                              13.42
7/31/05                       13.42


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.42
------------------------------------
Common Share
Net Asset Value               $14.12
------------------------------------
Premium/(Discount) to NAV     -4.96%
------------------------------------
Market Yield1                  5.86%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $195,645
------------------------------------

CUMULATIVE TOTAL RETURN
(Inception 3/28/05)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
Since
Inception      -9.24%        -0.08%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Commercial Banks               38.6%
------------------------------------
Insurance                      16.1%
------------------------------------
Capital Markets                14.9%
------------------------------------
Diversified Financial
  Services                     14.3%
------------------------------------
U.S. Agency                     8.2%
------------------------------------
Consumer Finance                2.9%
------------------------------------
Repurchase Agreements           5.0%
------------------------------------

1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income and net realized short-term capital gains.

Special Shareholder
        MEETING REPORT

The Special Shareholder Meeting was held at The Northern Trust Bank, 50 S. LaSalle St., Chicago, IL on July 26, 2005.

                                                                                                                             JFP
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Common and
                                                                                                                    Preferred shares
                                                                                                                     voting together
                                                                                                                          as a class
====================================================================================================================================
APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH NUVEEN ASSET MANAGEMENT
WAS REACHED AS FOLLOWS:
   For                                                                                                                    13,418,171
   Against                                                                                                                    64,417
   Abstain                                                                                                                   100,302
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                  13,582,890
====================================================================================================================================
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET MANAGEMENT
AND SPECTRUM ASSET MANAGEMENT, INC. WAS REACHED AS FOLLOWS:
   For                                                                                                                    13,402,883
   Against                                                                                                                    67,200
   Abstain                                                                                                                   112,807
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                  13,582,890
====================================================================================================================================

Report of
      INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM



THE BOARDS OF TRUSTEES AND SHAREHOLDERS
NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Floating Rate Fund as of July 31, 2005, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from March 28, 2005 (commencement of operations) to July 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Floating Rate Fund at July 31, 2005 and the results of its operations, the changes in its net assets, and its financial highlights for the period from March 28, 2005 (commencement of operations) to July 31, 2005, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
September 14, 2005

                            Nuveen Tax-Advantaged Floating Rate Fund (JFP)

                            Portfolio of
                                       INVESTMENTS July 31, 2005


                                                                                            RATINGS*
                                                                                         ---------------
                                                                                                                   MARKET
       SHARES   DESCRIPTION(1)                                         COUPON          MOODY'S       S&P            VALUE
-----------------------------------------------------------------------------------------------------------------------------
                $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 99.8%
                   (70.9% OF TOTAL INVESTMENTS)

                CAPITAL MARKETS - 20.9%
      407,300   Goldman Sachs Group Inc. (a)                           3.911%             A2          A-     $ 10,141,770
      339,000   Lehman Brothers Holdings Inc., Series G (a)            4.138%             A3        BBB+        8,441,100
      288,300   Merrill Lynch & Company Inc. (a)                       4.070%             A2          A-        7,170,021
      165,000   Merrill Lynch & Company Inc., Series H (a)             3.970%             A2          A-        3,930,300
       10,000   River Valley Bancorp, Series A                         7.380%             NR          NR       10,371,875
       35,600   UBS Preferred Funding Trust IV                         3.920%             A1         AA-          893,560
-----------------------------------------------------------------------------------------------------------------------------

                COMMERCIAL BANKS - 30.7%
      120,000   Banco Santander                                        6.410%             A2        BBB+        3,150,000
       10,000   FBOP Corporation, 144A                                 6.129%             NR          NR       10,005,625
      443,900   HSBC USA Inc. (a)                                      4.254%             A2          A-       11,106,378
       10,000   Pedcor Bancorp, Series A                               7.280%             NR          NR       10,268,125
       10,000   Shorebank Corporation, 144A                            7.329%             NR          NR       10,206,250
        5,000   Sleepy Hollow Bank, Series A, 144A                     7.328%             NR          NR        5,103,125
       10,000   Vineyard National Bancorp, Series C, 144A              7.328%             NR          NR       10,206,250
-----------------------------------------------------------------------------------------------------------------------------

                CONSUMER FINANCE - 4.1%
       79,500   SLM Corporation (a)                                    4.070%           Baa1        BBB+        7,992,238
-----------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES - 11.7%
      320,000   CIT Group Inc., Series A (a)                           6.350%           Baa1        BBB+        8,065,600
        7,000   First Tennessee Bank, 144A (a)                         4.400%             A3        BBB+        6,898,938
        7,400   SG Preferred Capital II LLC (a)                        6.302%             A1           A        7,875,913
-----------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 20.9%
       10,000   ABN AMRO North America Capital Funding, 144A (a)       6.968%             A2          A-       10,815,625
      386,500   Aegon NV                                               6.375%             A3          A-        9,925,320
      323,000   MetLife Inc., Series A (a)                             4.390%           Baa1         BBB        8,091,150
      320,000   Prudential Public Limited Company                      6.500%           Baa1           A        8,030,016
        4,000   Zurich RegCaPS Funding Trust VI, 144A (a)              3.978%           Baa2          NR        3,937,500
-----------------------------------------------------------------------------------------------------------------------------

                U.S. AGENCY - 11.5%
      125,000   Fannie Mae (a)                                         5.396%            Aa3         AA-        6,337,500
      100,100   Fannie Mae (a)                                         4.716%            Aa3         AA-        5,015,010
       19,600   Federal Home Loan Mortgage Corporation (a)             6.140%            Aa3         AA-          980,980
       71,000   Federal Home Loan Mortgage Corporation (a)             5.100%            Aa3         AA-        3,099,597
       40,000   Federal Home Loan Mortgage Corporation (a)             5.100%            Aa3         AA-        1,756,000
       51,300   Federal Home Loan Mortgage Corporation (a)             5.000%            Aa3         AA-        2,167,425
       58,200   Federal Home Loan Mortgage Corporation (a)             3.930%            Aa3         AA-        2,473,500
       17,600   Federal Home Loan Mortgage Corporation (a)             3.850%            Aa3         AA-          715,000
-----------------------------------------------------------------------------------------------------------------------------
                Total $25 Par (or similar) Preferred
                   Securities (cost $195,111,871)                                                             195,171,691
                -------------------------------------------------------------------------------------------------------------



                                       11




           Nuveen Tax-Advantaged Floating Rate Fund (JFP) (continued)
               Portfolio of INVESTMENTS July 31, 2005


                                                                                                     RATINGS*
                                                                                                  ---------------
 PRINCIPAL                                                                                                                 MARKET
 AMOUNT (000)   DESCRIPTION(1)                                         COUPON       MATURITY      MOODY'S    S&P            VALUE
---------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 33.8% (24.1% OF TOTAL INVESTMENTS)

                COMMERCIAL BANKS - 23.6%
$       7,000   Abbey National Capital Trust I                         8.963%       12/29/49        A2         A-    $  9,899,008
        1,000   ANZ Capital Trust I, 144A                              4.484%       12/31/49        A2         A-         981,920
        7,750   Barclays Bank plc                                      6.278%       12/15/49       Aa3         A+       7,877,875
        2,000   Barclays Bank plc, 144A                                8.550%        9/29/49       Aa3         A+       2,369,560
        3,985   Barnett Capital III                                    4.318%        2/01/27       Aa3          A       3,889,189
          755   BCI U.S. Funding Trust 1, Intesabci SPA 144A           8.010%       12/29/49        A3       BBB+         819,798
        4,260   Corestates Capital Trust II, 144A                      4.249%        1/15/27        A1          A       4,171,575
        1,000   Den Norske Bank, 144A                                  7.729%        6/29/49        A2         A-       1,145,746
        2,000   KBC Bank Fund Trust III, 144A                          9.860%       11/29/49        A2         A-       2,371,798
        1,950   St. George Funding Company LLC, 144A                   8.485%       12/31/49      Baa1         NR       2,149,719
        6,000   SunTrust Capital Trust I, Series A                     3.938%        5/15/27        A1         A-       5,874,720
        2,000   Swedbank ForeningsSparbanken AB, 144A                  9.000%       12/29/49        A2       BBB+       2,323,818
        2,000   Unicredito Italiano Capital Trust, 144A                9.200%       10/05/49        A1          A       2,373,336
---------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES - 8.4%
        1,000   Bank One Capital IV                                    4.830%        9/01/30        A1         NR       1,000,521
        2,000   ING Capital Funding Trust III                          8.439%       12/29/49        A2         A-       2,323,206
        2,000   J.P. Morgan Chase Capital XIII, Floating Rate Capital  4.440%        9/30/34        A1         A-       1,983,536
                   Securities, Series M
       11,000   RBS Capital Trust IV                                   4.290%        9/29/49        A1          A      11,190,212
---------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 1.8%
        3,500   Twin Reefs Trust Pass Through to XL Financial Assurance 4.350%      12/10/49       Aa2        AA-       3,488,901
                 Ltd. Preferred Stock Series B
---------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Securities (cost $66,386,262)                                                  66,234,438
---------------------------------------------------------------------------------------------------------------------------------

                REPURCHASE AGREEMENTS - 7.0% (5.0% OF TOTAL INVESTMENTS)
$      13,648   State Street Bank, 3.000%, dated 7/29/05, repurchase price
=============      $13,651,712, collateralized by $9,810,000 U.S. Treasury
                   Bonds, 8.125%, due 8/15/19, value $13,926,492                                                       13,648,300
                -----------------------------------------------------------------------------------------------------------------
                Total Repurchase Agreements (cost $13,648,300)                                                         13,648,300
                -----------------------------------------------------------------------------------------------------------------
                Total Investments (cost $275,146,433) - 140.6%                                                        275,054,429
                -----------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.7)%                                                                 (1,409,376)
                -----------------------------------------------------------------------------------------------------------------
                FundPreferred Shares, at Liquidation Value - (39.9)%                                                  (78,000,000)
                -----------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $195,645,053
                =================================================================================================================



                                       12








INTEREST RATE SWAP CONTRACTS OUTSTANDING AT JULY 31, 2005:
                                                                                                                       UNREALIZED
                                                                                              NOTIONAL   TERMINATION  APPRECIATION
                                                                                                AMOUNT          DATE (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Agreement with Morgan Stanley dated July 12, 2005, to pay semi-annually the notional amount multiplied by 4.850% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                                    $9,000,000       7/14/35    $148,723

Agreement with Morgan Stanley dated July 13, 2005, to pay semi-annually the notional amount multiplied by 4.880% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                                     5,600,000       7/15/35      66,444

Agreement with Morgan Stanley dated July 13, 2005, to pay semi-annually the notional amount multiplied by 4.590% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                                     3,000,000       7/15/15      30,352

Agreement with Morgan Stanley dated July 14, 2005, to pay semi-annually the notional amount multiplied by 4.900% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                                     1,750,000       7/18/35      15,421

Agreement with Morgan Stanley dated July 18, 2005, to pay semi-annually the notional amount multiplied by 4.890% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                                     8,000,000       7/20/35      83,676

Agreement with Morgan Stanley dated July 19, 2005, to pay semi-annually the notional amount multiplied by 4.930% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                                     1,700,000       7/21/35       7,244

Agreement with Program dated July 25, 2005, to pay semi-annually the notional amount multiplied by 4.962% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                                     1,300,000       7/27/35        (683)

Agreement with JPMorgan dated July 26, 2005, to pay semi-annually the notional amount multiplied by 4.955% (annualized) and receive quarterly the notional amount multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                                     4,000,000       7/28/35       2,433
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $353,610
===================================================================================================================================



  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each interest rate swap contract.

   * Ratings not covered by the report of independent registered public accounting firm.

  (a)    Security is eligible for the Dividends Received Deduction.

144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  NR     Security is not rated.

                                See accompanying notes to financial statements.

                  Statement of
                      ASSETS AND LIABILITIES July 31, 2005



---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $275,146,433)                                                                  $275,054,429
Interest rate swaps, at value                                                                                          353,610
Receivables:
   Dividends                                                                                                           148,316
   Interest                                                                                                            536,394
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                 276,092,749
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                                                    2,040,265
Accrued expenses:
   Management fees                                                                                                     136,748
   Organization and offering costs                                                                                     186,942
   Other                                                                                                                65,796
FundPreferred share dividends payable                                                                                   17,945
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                              2,447,696
---------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                                          78,000,000
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                            $195,645,053
=================================================================================================================================
Common shares outstanding                                                                                           13,851,500
=================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                           $      14.12
=================================================================================================================================


NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                           $    138,515
Paid-in surplus                                                                                                    196,267,421
Undistributed (Over-distribution of) net investment income                                                          (1,047,053)
Accumulated net realized gain from investments and interest rate swaps                                                  24,564
Net unrealized appreciation of investments and interest rate swaps                                                     261,606
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                            $195,645,053
=================================================================================================================================

Authorized shares:
   Common                                                                                                            Unlimited
   FundPreferred                                                                                                     Unlimited
=================================================================================================================================


                                See accompanying notes to financial statements.

              Statement of
                    OPERATIONS For the Period March 28, 2005
                    (commencement of operations) through July 31, 2005





----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                            $1,114,981
Interest                                                                                                              1,566,913
----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                               2,681,894
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                         701,397
FundPreferred shares - auction fees                                                                                      35,261
FundPreferred shares - dividend disbursing agent fees                                                                     1,221
Shareholders' servicing agent fees and expenses                                                                             798
Custodian's fees and expenses                                                                                            18,980
Trustees' fees and expenses                                                                                               2,784
Professional fees                                                                                                        31,621
Shareholders' reports - printing and mailing expenses                                                                    13,083
Investor relations expense                                                                                                8,617
Other expenses                                                                                                            4,357
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                                             818,119
   Expense reimbursement                                                                                               (236,241)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                            581,878
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                 2,100,016
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                                                                       16,702
Net realized gain from interest rate swaps                                                                                8,000
Change in net unrealized appreciation (depreciation) of investments                                                     (92,004)
Change in net unrealized appreciation of interest rate swaps                                                            353,610
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                                        286,308
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                                                                             (426,009)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                               $1,960,315
==================================================================================================================================


                                See accompanying notes to financial statements.

                Statement of
                      CHANGES IN NET ASSETS For the Period
                      March 28, 2005 (commencement of operations) through July 31, 2005




-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                               $  2,100,016
Net realized gain from investments                                                                                        16,702
Net realized gain from interest rate swaps                                                                                 8,000
Change in net unrealized appreciation (depreciation) of investments                                                      (92,004)
Change in net unrealized appreciation (depreciation) of interest rate swaps                                              353,610
Distributions to FundPreferred shareholders from net investment income                                                  (426,009)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                                 1,960,315
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                                            (2,721,198)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                                                                          (2,721,198)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                                  197,181,325
   Net proceeds from shares issued to shareholders due to reinvestment of distributions                                  134,336
FundPreferred shares offering costs                                                                                   (1,010,000)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from capital share transactions                               196,305,661
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                                               195,544,778
Net assets applicable to Common shares at the beginning of period                                                        100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                                         $195,645,053
===================================================================================================================================
Undistributed (Over=distribution of) net investment income at the end of period                                     $ (1,047,053)
===================================================================================================================================


                               See accompanying notes to financial statements.

                       Notes to
                              FINANCIAL STATEMENTS






1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JFP". The Fund was organized as a Massachusetts business trust on December 29, 2004.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), the recording of the organization expenses ($13,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

The Fund expects that substantially all of its portfolio of investments will be comprised of securities issued by banking companies and other financial institutions which may make the Fund more susceptible to adverse economic or regulatory occurrences affecting these institutions. The Fund's concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund's investment portfolio are generally provided by one or more independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the last bona fide bid and bona fide ask prices when current quotations are readily available. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Board of Trustees of the Fund has approved procedures which permit the Adviser to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics. The Fund may engage an independent appraiser to periodically provide an independent determination of fair value of the preferred stocks issued by middle market banks. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The preferred stocks issued by middle market and major banking companies in which the Fund invests are generally not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

                    Notes to
                        FINANCIAL STATEMENTS (continued)




Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2005, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
The Fund intends to declare monthly distributions to Common shareholders from its net investment income and net short-term capital gains. Net realized long-term capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, long-term capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

FundPreferred Shares
Effective May 27, 2005, the Fund issued 3,120 Series Th FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period.

Interest Rate Swap Transactions
The Fund may invest in certain derivative financial instruments. The Fund's use of interest rate swap transactions is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of the Fund's portfolio of investments. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a semiannual fixed rate payment in exchange for the counterparty paying the Fund a quarterly variable rate payment. The payment obligations are based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues for the interim incoming and outgoing payments on interest rate swap contracts on a daily basis, and for the interim changes in the market value of the Fund's contractual rights and obligations under the contracts, with the net amount recorded within net unrealized appreciation (depreciation) of investments of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as net realized gain (loss) from interest rate swaps, in addition to net realized gain (loss) recorded upon the termination of interest rate swap contracts on the Statement of Operations. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. In addition, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the interest rate swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Organization, Offering Costs and Fund Structuring Fee
Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $13,500) and pay all Common share offering costs (other than the sales load and fund structuring fee) that exceed $.03 per Common share. The Fund's share of Common share offering costs ($415,050) and fund structuring fee ($590,000) were recorded as reductions of the proceeds from the sale of Common shares.

Costs incurred by the Fund in connection with its offering of FundPreferred shares ($1,010,000) were recorded as a reduction to paid-in surplus.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and FundPreferred shares during the period March 28, 2005 (commencement of operations) though July 31, 2005, were as follows:




----------------------------------------------------------------------------------------------------------------------------------
Common shares
   Shares sold                                                                                                    13,835,000
   Shares issued to shareholders due to reinvestment of distributions                                                  9,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  13,844,500
==================================================================================================================================
FundPreferred shares sold                                                                                              3,120
==================================================================================================================================

3. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the period March 28, 2005 (commencement of operations) through July 31, 2005, aggregated $290,924,522 and $29,441,643, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization on debt securities, and timing differences in recognizing certain gains and losses on investment transactions.

At July 31, 2005, the cost of investments was as follows:

----------------------------------------------------------------------------------------------------------------------------------

Cost of investments                                                                                             $275,150,259
==================================================================================================================================

                    Notes to
                        FINANCIAL STATEMENTS (continued)





Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2005, were as follows:

---------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                                                                 $ 1,024,937
   Depreciation                                                                                                  (1,120,767)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                      $   (95,830)
=================================================================================================================================

The tax components of undistributed net ordinary income and net realized gains at June 30, 2005, the Fund's last fiscal year end, were as follows:


---------------------------------------------------------------------------------------------------------------------------------

Undistributed net ordinary income *                                                                                $228,414
Undistributed net long-term capital gains                                                                                --
=================================================================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended June 30, 2005, the Fund's last fiscal year end, was designated for purposes of the dividends paid deduction as follows:


---------------------------------------------------------------------------------------------------------------------------------

Distributions from net ordinary income *                                                                         $1,078,688
Distributions from net long-term capital gains                                                                           --
=================================================================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Fund. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Fund. The use of these assumptions and estimates will not affect the qualification of the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. As of August 31, 2005, the complex-level fee rate was .1896%

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                            FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                          .7000%
For the next $500 million                                                                                           .6750
For the next $500 million                                                                                           .6500
For the next $500 million                                                                                           .6250
For Managed Assets over $2 billion                                                                                  .6000
==================================================================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                                                              COMPLEX-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------------------------------------
For the first $55 billion                                                                                           .2000%
For the next $1 billion                                                                                             .1800
For the next $1 billion                                                                                             .1600
For the next $3 billion                                                                                             .1425
For the next $3 billion                                                                                             .1325
For the next $3 billion                                                                                             .1250
For the next $5 billion                                                                                             .1200
For the next $5 billion                                                                                             .1175
For the next $15 billion                                                                                            .1150
For Managed Assets over $91 billion (2)                                                                             .1400
==================================================================================================================================


(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fee paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                       YEAR ENDING
MARCH 31,                                                           MARCH 31,
-----------------------------------------------------------------------------------------------------------------------------------
2005*                              .30%                                  2010                        .30%
2006                               .30                                   2011                        .22
2007                               .30                                   2012                        .14
2008                               .30                                   2013                        .07
2009                               .30
===================================================================================================================================

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

                    Notes to
                        FINANCIAL STATEMENTS (continued)






6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, which resulted in the automatic termination of the agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved a new ongoing investment management agreement for the Fund and the submission of the agreement for approval by the Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreement took effect upon such settlement.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a $.0655 Common share dividend distribution from its net investment income and net short-term capital gains which was paid on September 1, 2005, to shareholders of record on August 15, 2005.

                        Financial
                               HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout the period:

                                             Investment Operations                                   Less Distributions
                           ----------------------------------------------------------------  -------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                 Net
                Beginning                                Investment         Capital          Investment    Capital
                   Common                      Net        Income to        Gains to           Income to   Gains to
                    Share         Net    Realized/    FundPreferred   FundPreferred              Common     Common
                Net Asset  Investment   Unrealized           Share-          Share-              Share-     Share-
                    Value      Income         Gain          holders+        holders+  Total     holders    holders    Total
============================================================================================================================
Year Ended 7/31:
2005(a)            $14.33        $.15         $.02            $(.03)           $ --    $.14       $(.20)     $ --     $(.20)
============================================================================================================================

                                                                  Total Returns
                                                             ---------------------
                       Offering
                    Costs, Fund                                            Based
                    Structuring                                               on
                        Fee and       Ending                              Common
                  FundPreferred       Common                  Based        Share
                          Share        Share       Ending        on          Net
                   Underwriting    Net Asset       Market    Market        Asset
                      Discounts        Value        Value     Value**      Value**
==================================================================================
Year Ended 7/31:
2005(a)                   $(.15)      $14.12       $13.42     (9.24)%       (.08)%
==================================================================================
                                                            Ratios/Supplemental Data
                    -------------------------------------------------------------------------------------------------------
                                             Before Reimbursement                  After Reimbursement***
                                      --------------------------------      ---------------------------------
                                                        Ratio of Net                          Ratio of Net
                                        Ratio of          Investment          Ratio of          Investment
                         Ending         Expenses           Income to          Expenses           Income to
                            Net       to Average             Average        to Average             Average
                         Assets       Net Assets          Net Assets        Net Assets           Net Assets
                     Applicable       Applicable          Applicable        Applicable           Applicable      Portfolio
                      to Common        to Common           to Common         to Common            to Common       Turnover
                    Shares (000)          Shares++            Shares++          Shares++             Shares++         Rate
===========================================================================================================================
Year Ended 7/31:
2005(a)                $195,645             1.26%*              2.88%*            .90%*                3.25%*           19%
===========================================================================================================================
                       FundPreferred Shares at End of Period
                      ---------------------------------------
                        Aggregate    Liquidation
                           Amount     and Market        Asset
                      Outstanding          Value     Coverage
                             (000)     Per Share    Per Share
=============================================================
Year Ended 7/31:
2005(a)                   $78,000        $25,000      $87,707
=============================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) For the period March 28, 2005 (commencement of operations) through July 31, 2005.

                                 See accompanying notes to financial statements.


                                  24-25 SPREAD

Board Members
       AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.



                                                                                                                   NUMBER OF
                                                                                                                   PORTFOLIOS
                           POSITION(S)                            PRINCIPAL OCCUPATION(S)                          IN FUND COMPLEX
NAME, BIRTHDATE            HELD WITH        YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS                    OVERSEEN BY
AND ADDRESS                THE FUND         OR APPOINTED(2)       DURING PAST 5 YEARS                              BOARD MEMBER
-----------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUND:

-----------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1) Chairman of      1994                  Chairman and Director (since 1996) of                    155
3/28/49                    the Board                              Nuveen Investments,Inc. and Nuveen
333 W. Wacker Drive        and Trustee                            Investments, LLC; Director (since 1992) and
Chicago, IL 60606                                                 Chairman (since 1996) of Nuveen Advisory Corp.
                                                                  and Nuveen Institutional Advisory Corp.(3);
                                                                  Chairman and Director (since 1997) of Nuveen
                                                                  Asset Management; Director (since 1996) of
                                                                  Institutional Capital Corporation; Chairman and
                                                                  Director (since 1999) of Rittenhouse Asset
                                                                  Management, Inc.; Chairman of Nuveen
                                                                  Investments Advisers Inc. (since 2002).


BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND:

-----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Board member     1997                  Private Investor and Management Consultant.              155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown          Board member     1993                  Retired (1989) as Senior Vice President of The           155
7/29/34                                                           Northern Trust Company; Director, Community
333 W. Wacker Drive                                               Advisory Board for Highland Park and Highwood,
Chicago, IL 60606                                                 United Way of the North Shore (since 2002).

-----------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans              Board member     1999                  President, The Hall-Perrine Foundation, a                155
10/22/48                                                          private philanthropic corporation (since 1996);
333 W. Wacker Drive                                               Director and Vice Chairman, United Fire Group,
Chicago, IL 60606                                                 a publicly held company; Adjunct Faculty Member,
                                                                  University of Iowa; Director, Gazette Companies;
                                                                  Life Trustee of Coe College; Director, Iowa
                                                                  College Foundation; formerly, Director, Alliant
                                                                  Energy; formerly, Director, Federal Reserve
                                                                  Bank of Chicago; formerly, President and Chief
                                                                  Operating Officer, SCI Financial Group, Inc., a
                                                                  regional financial services firm.
-----------------------------------------------------------------------------------------------------------------------------------
William C. Hunter          Board member     2004                  Dean and Distinguished Professor of Finance,             155
3/6/48                                                            School of Business at the University
333 W. Wacker Drive                                               of Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                                 Vice President and Director of Research at the
                                                                  Federal Reserve Bank of Chicago (1995-2003);
                                                                  Director (since 1997), Credit Research Center at
                                                                  Georgetown University; Director of
                                                                  Xerox Corporation (since 2004).
-----------------------------------------------------------------------------------------------------------------------------------
David J. Kundert           Board member     2005                  Retired (2004) as Chairman, JPMorgan Asset               153
10/28/42                                                          Management, President and CEO, Banc One
333 W. Wacker Drive                                               Investment Advisors Corporation, and President,
Chicago, IL 60606                                                 One Group Mutual Funds; prior thereto,
                                                                  Executive Vice President, Banc One Corporation
                                                                  and Chairman and CEO, Bank One Investment
                                                                  Management Group; Board of Regents, Luther
                                                                  College; currently a member of the American and
                                                                  Wisconsin Bar Associations.


                                       26

                                                                                                                      NUMBER OF
                                                                                                                      PORTFOLIOS
                                                                                                                      IN FUND
                           POSITION(S)                            PRINCIPAL OCCUPATION(S)                             COMPLEX
NAME, BIRTHDATE            HELD WITH        YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS                       OVERSEEN BY
AND ADDRESS                THE FUND         OR APPOINTED(2)       DURING PAST 5 YEARS                                 BOARD MEMBER
-----------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND (CONTINUED):
-----------------------------------------------------------------------------------------------------------------------------------
William J. Schneider       Board member     1997                  Chairman, formerly, Senior Partner and Chief             155
9/24/44                                                           Operating Officer, Miller-Valentine Partners
333 W. Wacker Drive                                               Ltd., a real estate investment company;
Chicago, IL 60606                                                 formerly, Vice President, Miller-Valentine
                                                                  Realty, a construction company; Board Member
                                                                  and Chair of the Finance Committee, member of
                                                                  the Audit Committee of Premier Health Partners,
                                                                  the not-for-profit company of Miami Valley
                                                                  Hospital; Board Member, formerly Chair, Dayton
                                                                  Development Coalition; President, Dayton
                                                                  Philharmonic Orchestra Association; formerly,
                                                                  Member, Community Advisory Board, National City
                                                                  Bank, Dayton, Ohio and Business Advisory
                                                                  Council, Cleveland Federal Reserve Bank.
-----------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale        Board member     1997                  Executive Director, Gaylord and Dorothy Donnelley        155
12/29/47                                                          Foundation (since 1994); prior thereto, Executive
333 W. Wacker Drive                                               Director, Great Lakes Protection Fund (from 1990
Chicago, IL 60606                                                 to 1994).
-----------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine         Board member     2005                  Senior Vice President for Business and Finance           155
1/22/50                                                           (since 1997), Northwestern University; Director
333 W. Wacker Drive                                               (since 2003), Chicago Board of Options Exchange;
Chicago, IL 60606                                                 Director (since 2003), National Mentor Holdings,
                                                                  a privately-held, national provider of home and
                                                                  community-based services; Chairman (since 1997),
                                                                  Board of Directors, Rubicon, an insurance
                                                                  company owned by Northwestern University;
                                                                  Director (since 1997), Evanston of Commerce
                                                                  and Evanston Inventure, a business
                                                                  development organization.


                                                                                                                      NUMBER OF
                                                                                                                      PORTFOLIOS IN
                           POSITION(S)                                                                                FUND COMPLEX
NAME, BIRTHDATE            HELD WITH        YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)                             OVERSEEN BY
AND ADDRESS                THE FUND         OR APPOINTED(4)       DURING PAST 5 YEARS                                 OFFICER
-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUND:
-----------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       Chief            1988                  Managing Director (since 2002), Assistant                155
9/9/56                     Administrative                         Secretary and Associate General Counsel,
333 W. Wacker Drive        Officer                                formerly, Vice President and Assistant General
Chicago, IL 60606                                                 Counsel of Nuveen Investments, LLC; Managing
                                                                  Director (since 2002), General Counsel and
                                                                  Assistant Secretary, formerly, Vice President
                                                                  of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.(3); Managing
                                                                  Director (since 2002), Assistant Secretary
                                                                  and Associate General Counsel, formerly, Vice
                                                                  President (since 2000), of Nuveen Asset
                                                                  Management; Managing Director (since 2004) and
                                                                  Assistant Secretary (since 1994) of Nuveen
                                                                  Investments, Inc.; Assistant Secretary of NWQ
                                                                  Investment Management Company, LLC (since 2002);
                                                                  Vice President and Assistant Secretary of Nuveen
                                                                  Investments Advisers Inc. (since 2002); Managing
                                                                  Director, Associate General Counsel and
                                                                  Assistant Secretary of Rittenhouse Asset
                                                                  Management, Inc. (since 2003);
                                                                  Chartered Financial Analyst.


                                       27

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                      NUMBER OF
                                                                                                                      PORTFOLIOS IN
                           POSITION(S)                                                                                FUND COMPLEX
NAME, BIRTHDATE            HELD WITH        YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)                             OVERSEEN BY
AND ADDRESS                THE FUND         OR APPOINTED(4)       DURING PAST 5 YEARS                                 OFFICER
-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUND (CONTINUED):
-----------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos         Vice President   2004                  Managing Director (since 2005), previously, Vice         155
9/22/63                                                           President (since 2002), formerly, Assistant Vice
333 W. Wacker Drive                                               President (since 1999) of Nuveen Investments,
Chicago, IL 60606                                                 LLC; Chartered Financial Analyst.
-----------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President   2000                  Vice President (since 2002), formerly, Assistant         155
2/3/66                     and Assistant                          Vice President (since 2000) of Nuveen
333 W. Wacker Drive        Secretary                              Investments, LLC.
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo          Vice President   1999                  Vice President of Nuveen Investments, LLC (since         155
11/28/67                   and Treasurer                          1999); Vice President and Treasurer of Nuveen
333 W. Wacker Drive                                               Investments, Inc. (since 1999); Vice President
Chicago, IL 60606                                                 and Treasurer of Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory Corp (since
                                                                  1999)(3); Vice President and Treasurer of
                                                                  Nuveen Asset Management (since 2002) and of
                                                                  Nuveen Investments Advisers Inc.; Assistant
                                                                  Treasurer of NWQ Investment Management Company,
                                                                  LLC (since 2002); Vice President and Treasurer
                                                                  of Nuveen Rittenhouse Asset Management, Inc.
                                                                  (since 2003); Chartered Financial Analyst.
-----------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President   1998                  Vice President (since 2002) and Assistant                155
9/24/64                    and Secretary                          General Counsel (since 1998), formerly,
333 W. Wacker Drive                                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                                 Nuveen Investments, LLC; Vice President (since
                                                                  2002) and Assistant Secretary (since 1998),
                                                                  formerly Assistant Vice President of Nuveen
                                                                  Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp.(3); and (since 2005) Nuveen
                                                                  Asset Management.
-----------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson          Vice President   1998                  Managing Director (since 2004) formerly, Vice            155
10/24/45                                                          President of Nuveen Investments, LLC; Managing
333 W. Wacker Drive                                               Director (since 2004) formerly, Vice President
Chicago, IL 60606                                                 (since 1998) of Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory Corp.(3);
                                                                  Managing Director (since 2005) of Nuveen Asset
                                                                  Management.
-----------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald      Vice President   1995                  Managing Director (since 2002) of Nuveen                 155
3/2/64                                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                                               2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                                 of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.(3); Managing
                                                                  Director (since 2001) of Nuveen Asset
                                                                  Management; Vice President (since 2002) of
                                                                  Nuveen Investment Advisers Inc.; Chartered
                                                                  Financial Analyst.
-----------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy             Vice President   1998                  Vice President (since 1993) and Funds                    155
5/31/54                    and Controller                         Controller (since 1998) of Nuveen Investments,
333 W. Wacker Drive                                               LLC; formerly, Vice President and Funds
Chicago, IL 60606                                                 Controller (1998-2004) of Nuveen Investments,
                                                                  Inc.; Certified Public Accountant.
-----------------------------------------------------------------------------------------------------------------------------------
James D. Grassi            Vice President   2004                  Vice President and Deputy Director of                    155
4/13/56                    and Chief                              Compliance (since 2004) of Nuveen Investments,
333 W. Wacker Drive        Compliance                             LLC, Nuveen Investments Advisers Inc., Nuveen
Chicago, IL 60606          Officer                                Asset Management and Rittenhouse Asset
                                                                  Management, Inc.; previously, Vice President
                                                                  and Deputy Director of Compliance (2004) of
                                                                  Nuveen Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp.(3); formerly, Senior Attorney
                                                                  (1994 to 2004), The Northern Trust Company.

                                       28

Board Members
       AND OFFICERS (CONTINUED)



                                                                                                                      NUMBER OF
                                                                                                                      PORTFOLIOS IN
                           POSITION(S)                                                                                FUND COMPLEX
NAME, BIRTHDATE            HELD WITH        YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)                             OVERSEEN BY
AND ADDRESS                THE FUND         OR APPOINTED(4)       DURING PAST 5 YEARS                                 OFFICER
-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUND (CONTINUED):
-----------------------------------------------------------------------------------------------------------------------------------
David J. Lamb              Vice President   2000                  Vice President (since 2000) of Nuveen                    155
3/22/63                                                           Investments, LLC; Certified Public
333 W. Wacker Drive                                               Accountant.
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar              Vice President   2002                  Vice President (since 1999) of Nuveen                    155
8/27/61                                                           Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President   1988                  Vice President, Assistant Secretary and                  155
7/27/51                    and Assistant                          Assistant General Counsel of Nuveen
333 W. Wacker Drive        Secretary                              Investments, LLC; Vice President and
Chicago, IL 60606                                                 Assistant Secretary of Nuveen Advisory Corp.
                                                                  and Nuveen Institutional Advisory Corp.(3);
                                                                  Vice President (since 2005) and Assistant
                                                                  Secretary of Nuveen Investments, Inc. and
                                                                  of Nuveen Asset Management; Vice President
                                                                  (since 2000), Assistant Secretary and
                                                                  Assistant General Counsel (since 1998) of
                                                                  Rittenhouse Asset Management; Vice President
                                                                  and Assistant Secretary of Nuveen Investments
                                                                  Advisers Inc. (since 2002); Assistant
                                                                  Secretary of NWQ Investment Management
                                                                  Company, LLC (since 2002).


(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                      Reinvest Automatically
                             EASILY AND CONVENIENTLY

SIDE BAR TEXT:
NUVEEN MAKES
REINVESTING EASY.
A PHONE CALL IS
ALL IT TAKES TO
SET UP YOUR
REINVESTMENT
ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE  PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time. .

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

    Other Useful
          INFORMATION

In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE
Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL




The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS'
DIFFERENT NEEDS.

Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



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EAN-D-0705D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                    Nuveen Tax-Advantaged Floating Rate Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                            Audit Fees Billed        Audit-Related Fees             Tax Fees         All Other Fees
Fiscal Year Ended                                to Fund               Billed to Fund            Billed to Fund      Billed to Fund
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2005                                           $ 37,000                        $ 0                      $ 0             $ 0
------------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

July 31, 2004                                                N/A                        N/A                      N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                          N/A                        N/A                      N/A             N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended                           Audit-Related Fees       Tax Fees Billed to          All Other Fees
                                          Billed to Adviser and         Adviser and            Billed to Adviser
                                             Affiliated Fund          Affiliated Fund         and Affiliated Fund
                                            Service Providers        Service Providers         Service Providers
---------------------------------------------------------------------------------------------------------------------
July 31, 2005                                                $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------

Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

July 31, 2004                                                N/A                        N/A                      N/A
---------------------------------------------------------------------------------------------------------------------

Percentage approved                                          N/A                        N/A                      N/A
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended                                                   Total Non-Audit Fees
                                                                   billed to Adviser and
                                                                  Affiliated Fund Service     Total Non-Audit Fees
                                                                   Providers (engagements    billed to Adviser and
                                                                  related directly to the   Affiliated Fund Service
                                           Total Non-Audit Fees   operations and financial    Providers (all other
                                              Billed to Fund       reporting of the Fund)         engagements)            Total
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2005                                                $ 0                  $ 282,575                      $ 0       $ 282,575
July 31, 2004                                                N/A                        N/A                      N/A             N/A

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Floating Rate Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: October 7, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: October 7, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: October 7, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.